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                                                                  EXHIBIT 23.1.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by
reference in this Form S-4 Registration Statement (Registration No.        ) of
our report dated February 6, 1998 on the consolidated financial statements of Grand Casinos, Inc. and Subsidiaries included within Grand Casinos Inc.'s Form 10-K for the year ended December 28, 1997.


                                          ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,

October 13, 1998